Exhibit 10.36

English Translation

SUPPLEMENTAL CONTRACT

THIS SUPPLEMENTAL CONTRACT (hereinafter, “this Contract”) is entered into in Shanghai as of August 31, 2010 by and between the following Parties:

1. Chengzi Wu, a PRC citizen (identity card number: 510781198110019419)

2. Xiaoyun Zhang, a PRC citizen (identity card number: 320219197505027274)

(Chengzi Wu and Xiaoyun Zhang are hereinafter referred to collectively as the “Borrowers”.)

3. Reshuffle Technology (Shanghai) Co., Ltd., a wholly foreign-owned enterprise duly organized and validly existing under the PRC laws, having its legal address at Room 22301-1007, Building 14, Pudong Software Park, No. 498 Guoshoujing Road, Zhangjiang High-tech Park, Shanghai (hereinafter referred to as the “Lender”).

(In this Contract, the aforesaid parties are hereinafter referred to individually as a “Party” and collectively as the “Parties”.)

WHEREAS,

1. The Borrowers and the Lender have entered into a loan agreement dated February 20, 2009 (the “Loan Agreement”), under which the Lender provides the Borrowers with a loan with a total principal of RMB one million (RMB1,000,000). The loan term thereunder is five (5) years, counted from its effective date

2. Chengzi Wu and Xiaoyun Zhang had respectively with the Lender entered into the Equity Interest Pledge Agreement on July 1, 2009, under which the Borrowers pledge all their respective equity interests in Chengdu Gaishi Network Science and Technology Co., Ltd. (the “Company”) to the Lender. The Parties have handled the procedures of equity interest pledge registration at Wuhou Branch, Chengdu Administration of Industry and Commerce (the “Equity Interest Pledge”).

3. The Parties agree to renew the loan term under each such Loan Agreement upon its expiry.

NOW, THEREFORE, the Parties, after friendly negotiations, hereby agree as follows:

1. Subject to the fulfillment of the provisions of Article 2 and Article 3 hereof, the Parties agree that the loan term of the Loan Agreement will be automatically renewed for a period of five (5) years (the “Renewal Period”) upon its expiry. If, within the Renewal Period of the Loan Agreement, (i) the operation duration of the Lender (including any extension thereto as may be made from time to time) expires or (ii) the operation duration of the Company (including any extension thereto as may be made from time to time) expires, then the renewed loan term of the Loan Agreement shall expire on that date (whichever is earlier). The provision about automatic renewal in this article shall automatically apply upon expiry of the Renewal Period of the Loan Agreement.

2. As a condition for the renewal of the loan term, the Borrowers agree to continue to pledge all their respective equity interests held in the Company to the Lender within the Renewal Period, as its guarantee for the loan under the Loan Agreement.

3. The Parties further agree, within three (3) months prior to the expiration of the loan term of the Loan Agreement, to execute all such written documents and take all such actions as may be necessary or desirable to give effect to the renewal of the Loan Agreement pursuant to this Contract and complete the change registration procedures of the Equity Interest Pledge as the guarantee for the performance of the renewed Loan Agreement by the Borrowers.

4. This Contract shall be governed by the PRC laws. Any dispute arising hereunder and in connection herewith shall be settled through consultations between the Parties, and if no agreement regarding such dispute can be reached within thirty (30) days upon its occurrence, such dispute shall be submitted to the Shanghai Sub-commission of China International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with the arbitration rules thereof, and the arbitration award shall be final and binding on the Parties

5. This Contract shall become effective upon due execution by the Parties.

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[SIGNATURE PAGE]

IN WITNESS WHEREOF, the Parties have caused this Contract to be executed as of the date as first set forth above.

Chengzi Wu

Signature: /s/ Chengzi Wu

Xiaoyun Zhang

Signature: /s/ Xiaoyun Zhang

Reshuffle Technology (Shanghai) Co., Ltd.

[seal: Reshuffle Technology (Shanghai) Co., Ltd.]

By: /s/ Wei Wang
Name:
Position:

3